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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2000


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

  Michigan                       0-23381                  38-3313951

  (State or other                (Commission              (I.R.S. Employer
  jurisdiction of                File Number)             Identification No.)
  incorporation)



             260 East Brown Street, Suite 200, Birmingham, MI 48009
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 644-5470



         (Former name or former address, if changed since last report.)


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         Item 8. Change in Fiscal Year

         On February 4, 2000, the Board of Directors of Bingham Financial Services Corporation ("Bingham") approved the change in its fiscal year end from September 30 to December 31. Accordingly, Bingham's 2000 fiscal year will end on December 31, 2000 and its first quarter will cover the three-month period ending March 31, 2000. Bingham will file a report covering the three-month transition period from October 1, 1999 through December 31, 1999 on Form 10-Q.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BINGHAM FINANCIAL SERVICES CORPORATION



                                     /s/ Ronald A. Klein
                               ----------------------------------------------
                               Ronald A. Klein,
                               President and Chief Executive Officer




         Dated:  February 4, 2000


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